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                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.

MESSAGE FROM THE PRESIDENT:

Dear Shareholder:

I am pleased to report that the Institutional Investors Capital Appreciation Fund, Inc. produced a total return of 6.51% for the year-ended December 31, 1999. This performance helped to bring our three-year average annual return to 20.86%. The five- and ten-year average annual returns for the period ending December 31, 1999 were 21.65% and 14.21%, respectively. The Fund celebrated its 46th Anniversary in 1999 and if a shareholder institution had invested $100,000 at the inception of the Fund and reinvested all capital gains and distributions, the investment would have grown to $25,091,061 by December 31, 1999.

There is no question that the U.S.A. has blasted into the new Century on a very high note. Inflation, interest rates, and unemployment have remained in check. Consumer confidence is the highest in more than a generation. Entrepreneurship is flourishing, the greatest new business start-up boom in history continues and America's global technological dominance is expanding.

The last two decades of the 20th Century were particularly productive for the United States and have laid a solid foundation for a rewarding 21st Century. During this timeframe, American industry restructured, the technology revolution accelerated, global competition expanded and monetary and fiscal policy came together. Government downsized and confidence permeated the capital markets. As a consequence, the cost of both debt and equity capital dropped, living standards rose and many wealth creating opportunities materialized.

In addition to technology rapidly evolving as the dominant force in everyday life, the growing "investor class" is aiding in the flight for low inflation and rising productivity. This group puts continuing pressure on politicians not to misspend taxpayer dollars. They also demand efficiency, rising profit growth and increased shareholder value from public corporations.

Over the last decade, the stock market has emerged as a vital and potent force in our consumer driven economy. A rising equity market produces more household wealth and consumer spending than ever before. As a result, growing legislative initiatives to further stimulate savings, investing and economic output could be forthcoming.

The two essential elements for increased economic output are rising output per hour of work and a growing population. Technology innovations and improved worker skill-sets have caused productivity to rise handsomely over the last several years. Population, including immigration, unfortunately is advancing by less than one-half of one percent annually. The most efficient way to achieve rising living standards for generations to come and to increase worker bench strength is to overhaul our faltering public education system. Attracting skill-bearing foreign neighbors to our shores will also help.

The Institutional Investors Capital Appreciation Fund seeks to capitalize on our nation's economic superiority and rising share of world output by maintaining an investment philosophy of seeking to create shareholder value over time and an investment discipline of investing only in companies with strong balance sheets that are believed to have the capability of generating rising earnings and cash-flow.

                           Sincerely,

                           DOHERTY SIGNATURE
                           Harry P. Doherty
                           President

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                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.
                              PERFORMANCE SUMMARY

                          AVERAGE ANNUAL TOTAL RETURN
                      PERIODS ENDING DECEMBER 31, 1999(1)

                                   1 YEAR   5 YEARS   10 YEARS
                                   ------   -------   --------
INSTITUTIONAL INVESTORS CAPITAL
  APPRECIATION FUND..............   6.51%    21.65%    14.21%
        Standard & Poor's 500
          Composite Stock Price
          Index (S&P 500)........  21.04     28.56     18.21
        Dow Jones Industrial
          Average (DJIA).........  27.21     27.03     18.35
        Lipper Large
          Capitalization Value
          Funds Average..........  11.23     22.56     15.06

(1) Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Large Capitalization Value Funds Average are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

The following graph shows that an investment of $20,000 in the Fund on December 31, 1989 would have been worth $75,495 on December 31, 1999, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $106,437.

                        CAPITAL APPRECIATION FUND, INC.

                            CUMULATIVE TOTAL RETURN

                                                                            CAF                                S&P
                                                                            ---                                ---
1989                                                                      20000.00                           20000.00
1990                                                                      18557.00                           19380.00
1991                                                                      21508.00                           25272.00
1992                                                                      23709.00                           27192.00
1993                                                                      28565.00                           29939.00
1994                                                                      28339.00                           30328.00
1995                                                                      35394.00                           41710.00
1996                                                                      42763.00                           51282.00
1997                                                                      55012.00                           68390.00
1998                                                                      70884.00                           87936.00
1999                                                                      75495.00                          106437.00

The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.
]

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INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

The Institutional Investors Capital Appreciation Fund's net asset value per share on December 31, 1999 was $186.39 versus $195.75 on December 31, 1998. Shareholders received per share distributions from dividend income of $1.0590, short-term capital gains of $0.5821 and long-term capital gains of $19.8875 during the year. The Fund's total return for the one-year period ending December 31, 1999 was 6.51%. For comparison purposes, the one-year total return as of December 31, 1999 for the Lipper Large Capitalization Value Funds Average(1) was 11.23%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

During the 8-year period beginning December 31, 1991 and ending December 31, 1999, coinciding with the tenure of the current portfolio management team, the Institutional Investors Capital Appreciation Fund has provided a cumulative total return of 250.99%. This compares favorably to the 8-year cumulative return of 209.59% for the Lipper Growth & Income Funds Average(1) (1991-1998) / Lipper Large Capitalization Value Funds Average (1999). The Fund's average annual total return for the 8-year period ending December 31, 1999 was 16.99% versus 15.17% for the Lipper Growth & Income / Large Capitalization Value Funds Average.

Our portfolio companies continued to deliver consistent earnings growth throughout 1999, nearly identical to their fundamental performance in 1998 or approximately 13%-14% on average. However, their collective stock price performances did not accurately reflect this underlying growth in either year. During 1998, the Fund gained over 30% compared to less than 10% in 1999. This anomaly can be explained by Benjamin Graham's famous quote, "In the short-term, the stock market is a voting machine, in the long-term it is a weighing machine."

Investors' appetite for the type of companies owned by the Institutional Investors Capital Appreciation Fund changed significantly from 1998 to 1999. In 1998, the market was suffering from the "Asian Contagion" and investors favored companies that were likely to continue to deliver steady earnings growth through various economic environments. Companies of this type are well represented in the Fund. By early 1999, the memory of the "Asian Contagion" had all but evaporated and Internet euphoria engrossed the investor community. The prospect of rising inflation also fueled a majority of the cyclical companies this past year. These two sectors of the market are not represented in the Institutional Investors Capital Appreciation Fund due to the lack of earnings visibility and high valuations in the technology sector and the volatility of earnings in the cyclical sector.

During 1999, we continued our focus on large capitalization issues with strong fundamentals available at reasonable prices with the additions of Cintas Corporation, Microsoft Corporation and William Wrigley Jr. Company. We eliminated a number of securities whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership by the Fund was not warranted. These companies included Electronic Data Systems Corporation, Genuine Parts Company, Hewlett-Packard Company, Nike Inc., Philip Morris Companies Inc. and Wendy's International, Inc.(2)

We prefer to maintain our focus on those companies that can deliver steady earnings growth over time and that can be purchased at reasonable prices. We are confident that over the long-term the stock market will appropriately value the earnings streams of our portfolio companies. We do not believe it is in shareholders' best interest for the portfolio management team to try to jump from sector to sector attempting to profit from the latest trend.

We do not view the ownership of a stock certificate as a slip of paper to be sold to the next highest bidder, but as a partial ownership position in an ongoing business. The Institutional Investors Capital Appreciation Fund's portfolio turnover is significantly lower than that of other mutual funds. Our average holding period is between 3 and 10 years, a number we would like to see increase over time. In addition to reducing taxable distributions to shareholders, it is a testament to our

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commitment to becoming long-term partners with our portfolio companies. From time to time, some of our companies may stumble, but provided that the long-term fundamental outlook remains intact, we may use that time as an opportunity to increase our ownership position. However, if the long-term fundamental outlook deteriorates for any of our companies, we will seek to reinvest our capital elsewhere.

During the past 46 years, the Institutional Investors Capital Appreciation Fund has experienced a wide variety of economic environments and stock market cycles. The Fund's investment philosophy of purchasing high quality companies at reasonable prices has persevered throughout this extended period. We are confident that adherence to our investment principles will provide us with continued success as we begin the next millennium.

Footnote 1: Lipper, Inc. reorganized its fund classifications during 1999. The Growth & Income category, of which the Institutional Investors Capital Appreciation Fund was a member, no longer exists. The Fund is now a member of the Large Capitalization Value category.

Footnote 2: The Fund's portfolio composition is subject to change.

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                                        4
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INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK--95.5%:

                                                   MARKET
SHARES                                             VALUE
------                                             ------
          ADVERTISING-4.8%
 95,000   Interpublic Group of Cos., Inc. ....  $  5,480,313
          BEVERAGES--NON-ALCOHOLIC-3.8%
 75,000   Coca-Cola Co. ......................     4,368,750
          CHEMICALS--SPECIALTY-3.0%
 90,000   International Flavors &
            Fragrances, Inc. .................     3,397,500
          COMMERCIAL SERVICES-3.0%
 65,000   Cintas Corp. .......................     3,453,125
          COMPUTER SOFTWARE & SERVICES-9.8%
100,000   Automatic Data Processing, Inc. ....     5,387,500
 50,000   Microsoft Corp.*....................     5,837,499
                                                ------------
                                                  11,224,999
          DISTRIBUTOR--CONSUMER PRODUCTS-4.1%
120,000   Sysco Corp. ........................     4,747,500
          ELECTRICAL EQUIPMENT-4.6%
 67,500   Emerson Electric Co. ...............     3,872,813
 50,000   Hubbell, Inc. ......................     1,362,500
                                                ------------
                                                   5,235,313
          ELECTRONICS & SEMICONDUCTORS-4.3%
 60,000   Intel Corp. ........................     4,938,750
          ENTERTAINMENT-2.9%
115,000   Walt Disney Co. ....................     3,363,750
          FINANCIAL SERVICES-6.7%
 60,000   Fannie Mae..........................     3,746,250
 85,000   Freddie Mac.........................     4,000,312
                                                ------------
                                                   7,746,562
          FOOD PROCESSING-3.6%
 50,000   Wm. Wrigley Jr., Co. ...............     4,146,875

                                                   MARKET
SHARES                                             VALUE
------                                             ------
          FOODS-3.0%
 90,000   Campbell Soup Co. ..................  $  3,481,875
          HEALTH CARE--DIVERSIFIED-3.7%
 46,000   Johnson & Johnson...................     4,283,750
          HEALTH CARE--DRUGS-6.2%
 90,000   Abbott Laboratories.................     3,268,125
 58,000   Merck & Co., Inc. ..................     3,889,624
                                                ------------
                                                   7,157,749
          HOUSEHOLD PRODUCTS-3.7%
 85,000   Clorox Co. .........................     4,281,875
          OFFICE EQUIPMENT AND SUPPLIES-3.2%
 75,000   Pitney Bowes, Inc. .................     3,623,438
          PERSONAL CARE-3.2%
 90,000   Gillette Co. .......................     3,706,875
          PUBLISHING--NEWSPAPERS-4.1%
 57,500   Gannett Co., Inc. ..................     4,689,844
          RESTAURANTS-2.6%
 75,000   McDonald's Corp. ...................     3,023,438
          RETAIL--DRUG CHAINS-2.9%
115,000   Walgreen Co. .......................     3,363,750
          RETAIL--FOOD CHAINS-2.8%
100,000   Albertson's, Inc. ..................     3,225,000
          RETAIL--GENERAL MERCHANDISE-5.1%
 85,000   Wal-Mart Stores, Inc. ..............     5,875,625
          RETAIL--SPECIALTY STORES-4.4%
110,000   Gap, Inc. ..........................     5,060,000
                                                ------------
          Total Common Stock
            (Cost $66,637,605)................   109,876,656

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See Accompanying Notes to Financial Statements.
                                        5
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INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMERCIAL PAPER--4.4%:

PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
---------                                            ------
             FINANCIAL SERVICES-4.4%
$2,500,000   Ford Motor Credit Corp., 1.00%,
               1/3/00.........................    $  2,500,000
 2,511,000   Household Finance Corp., 4.00%,
               1/3/00.........................       2,511,000
                                                  ------------
             Total Commercial Paper
               (Cost $5,011,000)..............       5,011,000
                                                  ------------
             Total Investments
               (Cost
               $71,648,605)(a)........    99.9%    114,887,656
             Other assets in excess of
               liabilities............     0.1%         78,865
                                        ------    ------------
             Total Net Assets.........  100.00%   $114,966,521
                                        ======    ============

(a) Aggregate cost for Federal income tax purposes is the same as for financial reporting purposes. At December 31, 1999, the net unrealized appreciation for tax purposes for all securities of $43,239,051 consists of gross unrealized appreciation of $46,446,546 and gross unrealized depreciation of $3,207,495.

 *  Non-income producing security.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                DECEMBER 31, 1999
                                                                -----------------
ASSETS:
Investment in securities, at value (Cost $71,648,605).......      $114,887,656
Dividends and interest receivable...........................            92,444
Prepaid expenses............................................            58,844
                                                                  ------------
  Total assets..............................................       115,038,944
LIABILITIES:
Payable to custodian for overdraft..........................            70,424
Accrued expenses payable....................................             1,999
                                                                  ------------
  Total liabilities.........................................            72,423
                                                                  ------------
NET ASSETS, applicable to 616,805 shares of $1.00 par value
  stock,
  2,000,000 shares authorized...............................      $114,966,521
                                                                  ============
NET ASSETS:
Capital paid in.............................................      $ 71,727,470
Net unrealized appreciation.................................        43,239,051
                                                                  ------------
NET ASSETS..................................................      $114,966,521
                                                                  ============
NET ASSET VALUE, offering and redemption price
  per share ($114,966,521/616,805 shares)...................      $     186.39
                                                                  ============

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See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1999
                                                              ------------
INVESTMENT INCOME:
  Dividends.................................................  $ 1,438,820
  Interest..................................................      350,570
                                                              -----------
     Total investment income................................    1,789,390
EXPENSES:
  Investment advisory.......................................      840,430
  Administration............................................      118,092
  Directors'................................................       72,257
  Transfer agent............................................       18,840
  Legal.....................................................       36,381
  Insurance.................................................       36,712
  Audit.....................................................       11,930
  Custodian.................................................       28,379
  Miscellaneous.............................................       11,434
                                                              -----------
     Total expenses.........................................    1,174,455
                                                              -----------
     Net investment income..................................      614,935
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain...........................................   11,408,542
Net change in unrealized appreciation/depreciation..........   (4,761,342)
                                                              -----------
Net realized and unrealized gain............................    6,647,200
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 7,262,135
                                                              ===========

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See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               YEAR ENDED        YEAR ENDED
                                                              DECEMBER 31,      DECEMBER 31,
                                                                  1999              1998
                                                              ------------      ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    614,935      $    533,835
  Net realized gain on investments..........................    11,408,542         8,562,566
  Net change in unrealized appreciation/depreciation on
     investments............................................    (4,761,342)       18,296,017
                                                              ------------      ------------
Net increase in net assets resulting from operations........     7,262,135        27,392,418
Distributions to shareholders:
  From net investment income................................      (614,935)         (533,835)
  In excess of net investment income........................        (2,557)           (8,840)
  From net realized gains on investments....................   (11,408,542)       (8,562,566)
                                                              ------------      ------------
Total distributions to shareholders.........................   (12,026,034)       (9,105,241)
Net increase from capital share transactions (See Note 3)...       613,191         3,343,182
                                                              ------------      ------------
     Total increase (decrease) in net assets................    (4,150,708)       21,630,359
NET ASSETS:
  Beginning of year.........................................   119,117,229        97,486,870
                                                              ------------      ------------
  End of year...............................................  $114,966,521      $119,117,229
                                                              ============      ============

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See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                                                          YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------
                                                   1999             1998            1997            1996            1995
                                                   ----             ----            ----            ----            ----
NET ASSET VALUE, beginning of year.............  $ 195.75         $ 164.68         $135.64         $121.75         $112.12

INCOME FROM OPERATIONS:
  Net investment income........................      1.05             0.93            1.10            1.09            1.20
  Net realized and unrealized gain on
    investments................................     11.12            46.33           37.34           24.39           26.55
                                                 --------         --------         -------         -------         -------
      Total from investment operations.........     12.17            47.26           38.44           25.48           27.75
                                                 --------         --------         -------         -------         -------

DISTRIBUTIONS:
  From net investment income...................     (1.06)           (0.93)          (1.09)          (1.09)          (1.20)
  In excess of net investment income...........        --            (0.01)             --              --           (0.03)
  From net realized gains on investments.......    (20.47)          (15.25)          (8.31)         (10.50)         (16.89)
                                                 --------         --------         -------         -------         -------
      Total distributions......................    (21.53)          (16.19)          (9.40)         (11.59)         (18.12)
                                                 --------         --------         -------         -------         -------
NET ASSET VALUE, end of year...................  $ 186.39         $ 195.75         $164.68         $135.64         $121.75
                                                 ========         ========         =======         =======         =======
Total return...................................      6.51%           28.85%          28.64%          20.82%          24.90%
Ratio of net expenses to average net assets....      1.00%            1.07%           1.16%           1.28%           1.39%
Ratio of net investment income to average net
  assets.......................................      0.52%            0.51%           0.71%           0.82%           0.94%
Ratio of expenses to average net assets (1)....      1.00%            1.07%           1.16%           1.29%           1.43%
Portfolio turnover rate........................        20%              22%             27%             48%             85%
NET ASSETS, end of year (000's)................  $114,967         $119,117         $97,487         $70,149         $55,234

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(1) During certain periods, certain fees were waived. If such fee waivers had not occurred, the ratio would have been as indicated.

See Accompanying Notes to Financial Statements.

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INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was incorporated under the laws of the State of New York on October 29, 1952. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income are declared and paid quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee
--------------------------------------------------------------------------------

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INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the year ended December 31, 1999.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

Effective August 1, 1999, administration services to the Fund changed from PFPC Inc. to BISYS Fund Services Ohio, Inc. (Administrator, Transfer Agent) (BISYS,
Ohio). BISYS, Ohio is a subsidiary of The BISYS Group, Inc. As compensation for its administrative services, the Fund pays the administrator a fee computed at an annual rate of 0.10% on the first $200,000,000 of the Fund's average daily net assets, 0.075% of the next $200,000,000, 0.05% of the next $200,000,000, and
0.03% of average daily net assets in excess of $600,000,000 (exclusive of out-of-pocket expenses).

Effective September 13, 1999, transfer agency services to the Fund changed from PFPC Inc. to BISYS, Ohio. As compensation for its services as transfer agent, the Fund pays the transfer agent a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses).

NOTE 3--CAPITAL STOCK

At December 31, 1999, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1999 and 1998, respectively, were as follows:

                                                             SHARES                     AMOUNT
                                                       ------------------    ----------------------------
                                                        1999       1998          1999            1998
                                                       -------    -------    ------------    ------------
Shares sold..........................................   39,953     57,835    $  7,927,605    $ 10,620,797
Shares issued in reinvestment of dividends...........   61,102     43,487      11,141,362       8,418,691
                                                       -------    -------    ------------    ------------
                                                       101,055    101,322      19,068,967      19,039,488
Shares redeemed......................................  (92,781)   (84,761)    (18,455,776)    (15,696,306)
                                                       -------    -------    ------------    ------------
Net increase.........................................    8,274     16,561    $    613,191    $  3,343,182
                                                       =======    =======    ============    ============

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 1999, were $22,439,119 and $31,485,944, respectively.

NOTE 5--FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the year ended December 31, 1999, the Fund declared long-term capital gain (20%) distributions of $11,084,104. For the taxable year ended December 31, 1999, 100% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Institutional Investors Capital Appreciation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Institutional Investors Capital Appreciation Fund, Inc. (a New York corporation), including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations, statements of changes in net assets, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Institutional Investors Capital Appreciation Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio,
 February 10, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS
CAPITAL APPRECIATION FUND, INC.

OFFICERS

HARRY P. DOHERTY
  President

MICHAEL R. KALLET
  Vice President

EDWARD E. SAMMONS, JR.
  Vice President and
  Secretary

MARK F. TRAUTMAN
  Vice President

JOSEPH L. MANCINO
  Executive Vice President

RODGER D. SHAY
  Vice President and
  Assistant Secretary

JOHN J. MCCABE
  Vice President

STEVEN D. PIERCE
  Treasurer

ALAINA V. METZ
  Assistant Secretary

BOARD OF DIRECTORS

RALPH F. BROUTY
ROBERT P. CAPONE
TIMOTHY A. DEMPSEY
HARRY P. DOHERTY
JOSEPH R. FICALORA
CHRIS C. GAGAS
MICHAEL R. KALLET
STEPHEN J. KELLY
CLIFFORD E. KELSEY, JR.
ROBERT E. KERNAN, JR.
JOSEPH L. MANCINO
WILLIAM A. MCKENNA, JR.
CLIFFORD M. MILLER
VINCENT F. PALAGIANO
CHARLES M. SPROCK

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio 45202

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